UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 11, 2019 (April 9, 2019)

ENTEST GROUP, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-154989	26-3431263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
No. 911 Bao’an Book City XInqiao Street Central Road, Bao’an District, Shenzhen, China
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	86- 13709 631109

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 9, 2019 (the “Effective Date”), Entest Group, Inc. (the “Company”) accepted the resignation of AMC Auditing, LLC (“AMC”) the Company’s prior independent registered public accounting firm, effective immediately. The change occurred in connection with AMC’s merger with Prager Metis CPAs, LLC (“Prager”). On the Effective Date, the board of directors of the Company approved the resignation of AMC and the appointment by the Company of Prager to serve as the Company’s independent registered public accounting firm effective April 8, 2019.

AMC’s audit reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC, would have caused AMC to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements for such years, and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K .

The Company has provided AMC with a copy of this current report on Form 8-K and has requested that AMC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AMC agrees with the statements in this Item 4.01. A copy of this letter, dated April 9, 2019, is filed as Exhibit 16.1 to this report.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company did not consult with Prager on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Prager did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from AMC Auditing, LLC, dated April 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEST GROUP, INC.

/s/ Peiwen Yu
Peiwen Yu
Chief Executive Officer and President

Date:	April 11, 2019